SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
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    Rule 14a-6(e)(2))
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[x] Soliciting Material Pursuant to Section 240.14a-12

                                TIME WARNER INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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        applies:
        -------------------------------------------------------------
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        -------------------------------------------------------------
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        -------------------------------------------------------------
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        -------------------------------------------------------------
    (4) Date Filed:
        -------------------------------------------------------------

On February 7, 2006, Time Warner Inc. issued the following communications in connection with a presentation on February 7, 2006 by Carl Icahn, participants in his group and Lazard Ltd.:

   1. Press release issued February 7, 2006 (Exhibit 1);
   2. Letter to stockholders dated February 7, 2006 (Exhibit 2); and
   3. Memorandum to employees dated February 7, 2006 (Exhibit 3)

Copies of these Time Warner communications are filed herewith as Exhibits 1, 2 and 3, as indicated.

                              IMPORTANT INFORMATION

Time Warner Inc. ("Time Warner") plans to file with the Securities and Exchange Commission (the "SEC") and mail to its stockholders a Proxy Statement in connection with its 2006 Annual Meeting, and advises its security holders to read the Proxy Statement relating to the 2006 Annual Meeting when it becomes available, because it will contain important information. Security holders may obtain a free copy of the Proxy Statement and other documents (when available) that Time Warner files with the SEC at the SEC's Web site at www.sec.gov. The Proxy Statement and these other documents may also be obtained free from Time Warner by directing a request to Time Warner Inc., ATTN: Investor Relations, One Time Warner Center, New York, NY 10019-8016, or to D.F. King & Co., Inc. by toll-free telephone at 1-800-431-9643, by e-mail at TimeWarnerInfo@dfking.com, or by mail at 48 Wall Street, New York, NY 10005.



                   CERTAIN INFORMATION REGARDING PARTICIPANTS

Time Warner, its directors and named executive officers may be deemed to be participants in the solicitation of Time Warner's security holders in connection with its 2006 Annual Meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Time Warner's Annual Report on Form 10-K for the year ended December 31, 2004 and its proxy statement dated April 4, 2005, each of which is filed with the SEC.

To the extent holdings of Time Warner securities have changed since the amounts printed in the proxy statement, dated April 4, 2005, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC, except in regard to the following changes, which will be reported on Annual Statements of Changes in Ownership on Form 5: Mr. Turner, who made gifts in 2005 of an aggregate 3,263,296 shares of common stock, and Mr. Barksdale, who in 2005 inherited 236,892 shares of common stock. Such changes in ownership were not required to be reported earlier and will be reported on Annual Statements of Changes in Ownership on Form 5, to be filed with the SEC no later than February 14, 2006.

                                                                      EXHIBIT 1
                      TIME WARNER ON ICAHN/LAZARD PROPOSAL:
             "WE ARE ON THE RIGHT PATH. THE COMPANY IS DELIVERING."

NEW YORK, February 7, 2006 - Time Warner Inc. (NYSE: TWX) issued the following statement in response to a proposal issued today by Carl Icahn and Lazard Ltd.:

"Our board and management regularly review all of the strategic options for managing this company to create the greatest value for our shareholders. We are on the right path. The company is delivering. Nevertheless, we will study the Icahn/Lazard proposal carefully and thoroughly, as is consistent with our existing practice and with our fiduciary duty to shareholders. We will have more to say on the specifics of the proposal in due course."

Time Warner also issued today the below letter to its shareholders reviewing the company's progress in building value and stating its intention to communicate with shareholders regarding the Icahn/Lazard proposal.

Further information on Time Warner's ongoing initiatives to build value for its shareholders is available on a special section of the company's Web site at http://www.timewarner.com/buildingvalue.

About Time Warner Inc.

Time Warner Inc. is a leading media and entertainment company, whose businesses include interactive services, cable systems, filmed entertainment, television networks and publishing.

Important Information

Time Warner Inc. ("Time Warner") plans to file with the Securities and Exchange Commission (the "SEC") and mail to its stockholders a Proxy Statement in connection with its 2006 Annual Meeting, and advises its security holders to read the Proxy Statement relating to the 2006 Annual Meeting when it becomes available, because it will contain important information. Security holders may obtain a free copy of the Proxy Statement and other documents (when available) that Time Warner files with the SEC at the SEC's Web site at www.sec.gov. The Proxy Statement and these other documents may also be obtained free from Time Warner by directing a request to Time Warner Inc., ATTN: Investor Relations, One Time Warner Center, New York, NY 10019-8016, or to D.F. King & Co., Inc. by toll-free telephone at 1-800-431-9643, by e-mail at TimeWarnerInfo@dfking.com, or by mail at 48 Wall Street, New York, NY 10005.

Certain Information Regarding Participants

Time Warner, its directors and named executive officers may be deemed to be participants in the solicitation of Time Warner's security holders in connection with its 2006 Annual Meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Time Warner's Annual Report on Form 10-K for the year ended December 31, 2004 and its proxy statement dated April 4, 2005, each of which is filed with the SEC.

To the extent holdings of Time Warner securities have changed since the amounts printed in the proxy statement, dated April 4, 2005, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC, except in regard to the following changes, which will be reported on Annual Statements of Changes in Ownership on Form 5: Mr. Turner, who made gifts in 2005 of an aggregate 3,263,296 shares of common stock, and Mr. Barksdale, who in 2005 inherited 236,892 shares of common stock. Such changes in ownership were not required to be reported earlier and will be reported on Annual Statements of Changes in Ownership on Form 5, to be filed with the SEC no later than February 14, 2006.

Letter to Shareholders

[GRAPHIC OMITTED]

One Time Warner Center o New York, NY 10019-8016

February 7, 2006


Dear Fellow Shareholders,


Time Warner's Board of Directors and senior management are committed to moving your company forward with one clear priority: delivering value for you, our shareholders. We took yet another step last week in delivering on our commitment with the strong financial and operational results we reported for the fourth quarter and full year 2005.

You may have recently heard something about Carl Icahn, who is leading a handful of hedge funds, and his proposal to break up Time Warner. You also may know that Mr. Icahn is paying an investment banking firm, Lazard Ltd., led by Bruce Wasserstein, and a one-time media company executive, Frank Biondi, to promote his proposal for your company.

As we would do with respect to any shareholder, we will study the Icahn/Lazard proposal carefully and thoroughly, and then report back to you our findings, conclusions and recommendations. But rest assured that, during this process, we will continue to be focused on running the company and delivering the best possible results for you - just as we did during 2005.


2005: A Year of Very Solid Performance

We delivered a very solid financial performance in 2005, led by double-digit earnings growth at Time Warner Cable and our networks businesses. The across-the-board strength in our businesses enabled us to meet all of our full-year objectives.

Our businesses also made significant operational progress in 2005 to extend their industry leadership and lay the groundwork for future growth. For example:

o Time Warner Cable set the industry standard with its record-breaking subscriber growth across every one of its product lines - ending 2005 with over 1 million subscribers for its Digital Phone service, its newest product offering.

o Time Warner was once again the leading producer of filmed entertainment in the world. Led by Warner Bros., our studios topped the industry in domestic and international box office, domestic home video sales and television programming.

o The Turner entertainment networks TNT and TBS each once again ranked #1 in their respective key audiences among advertising-supported cable networks.

o HBO remained the preeminent premium television network with the best original television programming in the world.

o Time Inc. continued to lead all magazine publishers in readership and advertising share in the U.S.

o And AOL improved its competitiveness by launching AOL.com and expanding its strategic alliance with Google.

2006: Continuing to Grow

As a result of our confidence in our management teams, business operations and their competitive positions, the 2006 outlook for our businesses calls for us to continue to grow our earnings, while keeping our balance sheet strong and costs in tight control. Among our initiatives for the company in the coming year are:

First, we will continue to advance the leading competitive positions of all of our businesses in an increasingly digital landscape.

Each of our businesses is a leader today because it has continually anticipated change and adapted accordingly. With convergence in the media business finally underway, we are ready for it. In 2006, I expect all of our media businesses to allocate more resources and focus toward making our great content and brands even more relevant in a digital environment. With effective execution, we will turn what may seem like challenges to some into real opportunities for us.

Second, we will enhance AOL's competitive profile and take even greater advantage of continuing strong trends toward online media.

During the past three years, AOL stabilized its finances and operations. And now we are working to create value at AOL through both its subscription and advertising business initiatives. AOL's recently announced broadband deals are significant steps in moving the AOL broadband subscription business forward. And AOL's enhanced Google relationship will both drive more traffic to AOL's online properties and increase the capabilities of AOL's advertising sales force.

Third, we will stay focused on completing the acquisition and integration of the new cable systems from Adelphia and Comcast - enhancing Time Warner Cable's prospects for value creation.

As I mentioned above, we had outstanding operating results at Time Warner Cable in 2005. The subscriber trends continue to be very powerful - reinforcing our confidence in the strategy behind our pending Adelphia and Comcast transactions, which we expect to close during the second quarter of this year.

Our cable business is exceptionally well-positioned over the next three to five years, and we have every expectation that it will be a far more resilient business than the investment community seems to expect, given current trading valuations. Going forward, we will invest in this business to capitalize fully on technological and consumer trends that we believe are constantly improving the cable industry's competitive position and increasing its value.

Finally, we will drive incremental returns to shareholders through the efficient allocation of our capital.

Last summer, we announced a $5 billion share repurchase program. Then, in early November, we increased our share repurchase program to $12.5 billion - one of the largest buybacks ever. To date, in total, we have purchased approximately $3 billion worth of our stock.

Given the current price of Time Warner stock, we have decided to repurchase our stock even more aggressively. At current price levels, we expect to roughly double the pace of our repurchases over the next three months. We see our stock at these prices as a very attractive investment for our capital; however, we will maintain our previously stated comfort level of leverage of around 3x debt to earnings.

The Right Plan for Shareholders

Our 2005 strategy delivered excellent results, with one glaring exception - our current stock price. As you know, media companies, in general, as well as the cable industry, have traded down over the past year, largely because of questions about their future growth prospects.

I can't speak for the entire industry, but I can tell you that, from Time Warner's perspective, we are very confident about the health of our Company over the short and longer terms. We have a strong management team - as demonstrated by its track record over the past three years. We have a unique combination of assets, which provides us with competitive advantages in an evolving landscape. Over time, we think the benefits of this structure will be reflected in the market value of our shares.

Our Board of Directors and senior management are confident that we're on the right course to provide a highly attractive return, while building enduring value for all of our shareholders. We believe that - by continuing to manage and grow our businesses as effectively as any of our competitors, and by allocating our capital prudently with a view to maximizing returns to shareholders - we will be rewarded in the marketplace.

As always, we will keep you informed of our progress. For more information and updates, please go to the new "Building Value" area on our Web site: http://www.timewarner.com/buildingvalue.


Sincerely,

/s/ Richard D. Parsons

Richard D. Parsons
Chairman of the Board
and Chief Executive Officer


                             IMPORTANT INFORMATION

Time Warner Inc. ("Time Warner") plans to file with the Securities and Exchange Commission (the "SEC") and mail to its stockholders a Proxy Statement in connection with its 2006 Annual Meeting, and advises its security holders to read the Proxy Statement relating to the 2006 Annual Meeting when it becomes available, because it will contain important information. Security holders may obtain a free copy of the Proxy Statement and other documents (when available) that Time Warner files with the SEC at the SEC's Web site at www.sec.gov. The Proxy Statement and these other documents may also be obtained free from Time Warner by directing a request to Time Warner Inc., ATTN: Investor Relations, One Time Warner Center, New York, NY 10019-8016, or to D.F. King & Co., Inc. by toll-free telephone at 1-800-431-9643, by e-mail at TimeWarnerInfo@dfking.com, or by mail at 48 Wall Street, New York, NY 10005.

                   CERTAIN INFORMATION REGARDING PARTICIPANTS

Time Warner, its directors and named executive officers may be deemed to be participants in the solicitation of Time Warner's security holders in connection with its 2006 Annual Meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Time Warner's Annual Report on Form 10-K for the year ended December 31, 2004 and its proxy statement dated April 4, 2005, each of which is filed with the SEC.


To the extent holdings of Time Warner securities have changed since the amounts printed in the proxy statement, dated April 4, 2005, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC, except in regard to the following changes, which will be reported on Annual Statements of Changes in Ownership on Form 5: Mr. Turner, who made gifts in 2005 of an aggregate 3,263,296 shares of common stock, and Mr. Barksdale, who in 2005 inherited 236,892 shares of common stock. Such changes in ownership were not required to be reported earlier and will be reported on Annual Statements of Changes in Ownership on Form 5, to be filed with the SEC no later than February 14, 2006.


                                      # # #

Contacts:

Edward Adler  (212) 484-6630
Susan Duffy   (212) 484-6686

                                                                       EXHIBIT 2
[GRAPHIC OMITTED]

One Time Warner Center o New York, NY 10019-8016


February 7, 2006


Dear Fellow Shareholders,


Time Warner's Board of Directors and senior management are committed to moving your company forward with one clear priority: delivering value for you, our shareholders. We took yet another step last week in delivering on our commitment with the strong financial and operational results we reported for the fourth quarter and full year 2005.

You may have recently heard something about Carl Icahn, who is leading a handful of hedge funds, and his proposal to break up Time Warner. You also may know that Mr. Icahn is paying an investment banking firm, Lazard Ltd., led by Bruce Wasserstein, and a one-time media company executive, Frank Biondi, to promote his proposal for your company.

As we would do with respect to any shareholder, we will study the Icahn/Lazard proposal carefully and thoroughly, and then report back to you our findings, conclusions and recommendations. But rest assured that, during this process, we will continue to be focused on running the company and delivering the best possible results for you - just as we did during 2005.

2005: A Year of Very Solid Performance

We delivered a very solid financial performance in 2005, led by double-digit earnings growth at Time Warner Cable and our networks businesses. The across-the-board strength in our businesses enabled us to meet all of our full-year objectives.

Our businesses also made significant operational progress in 2005 to extend their industry leadership and lay the groundwork for future growth. For example:

o Time Warner Cable set the industry standard with its record-breaking subscriber growth across every one of its product lines - ending 2005 with over 1 million subscribers for its Digital Phone service, its newest product offering.

o Time Warner was once again the leading producer of filmed entertainment in the world. Led by Warner Bros., our studios topped the industry in domestic and international box office, domestic home video sales and television programming.

o The Turner entertainment networks TNT and TBS each once again ranked #1 in their respective key audiences among advertising-supported cable networks.

o HBO remained the preeminent premium television network with the best original television programming in the world.

o Time Inc. continued to lead all magazine publishers in readership and advertising share in the U.S.

o And AOL improved its competitiveness by launching AOL.com and expanding its strategic alliance with Google.

2006: Continuing to Grow

As a result of our confidence in our management teams, business operations and their competitive positions, the 2006 outlook for our businesses calls for us to continue to grow our earnings, while keeping our balance sheet strong and costs in tight control. Among our initiatives for the company in the coming year are:

First, we will continue to advance the leading competitive positions of all of our businesses in an increasingly digital landscape.

Each of our businesses is a leader today because it has continually anticipated change and adapted accordingly. With convergence in the media business finally underway, we are ready for it. In 2006, I expect all of our media businesses to allocate more resources and focus toward making our great content and brands even more relevant in a digital environment. With effective execution, we will turn what may seem like challenges to some into real opportunities for us.

Second, we will enhance AOL's competitive profile and take even greater advantage of continuing strong trends toward online media.

During the past three years, AOL stabilized its finances and operations. And now we are working to create value at AOL through both its subscription and advertising business initiatives. AOL's recently announced broadband deals are significant steps in moving the AOL broadband subscription business forward. And AOL's enhanced Google relationship will both drive more traffic to AOL's online properties and increase the capabilities of AOL's advertising sales force.

Third, we will stay focused on completing the acquisition and integration of the new cable systems from Adelphia and Comcast - enhancing Time Warner Cable's prospects for value creation.

As I mentioned above, we had outstanding operating results at Time Warner Cable in 2005. The subscriber trends continue to be very powerful - reinforcing our confidence in the strategy behind our pending Adelphia and Comcast transactions, which we expect to close during the second quarter of this year.

Our cable business is exceptionally well-positioned over the next three to five years, and we have every expectation that it will be a far more resilient business than the investment community seems to expect, given current trading valuations. Going forward, we will invest in this business to capitalize fully on technological and consumer trends that we believe are constantly improving the cable industry's competitive position and increasing its value.

Finally, we will drive incremental returns to shareholders through the efficient allocation of our capital.

Last summer, we announced a $5 billion share repurchase program. Then, in early November, we increased our share repurchase program to $12.5 billion - one of the largest buybacks ever. To date, in total, we have purchased approximately $3 billion worth of our stock.

Given the current price of Time Warner stock, we have decided to repurchase our stock even more aggressively. At current price levels, we expect to roughly double the pace of our repurchases over the next three months. We see our stock at these prices as a very attractive investment for our capital; however, we will maintain our previously stated comfort level of leverage of around 3x debt to earnings.

The Right Plan for Shareholders

Our 2005 strategy delivered excellent results, with one glaring exception - our current stock price. As you know, media companies, in general, as well as the cable industry, have traded down over the past year, largely because of questions about their future growth prospects.

I can't speak for the entire industry, but I can tell you that, from Time Warner's perspective, we are very confident about the health of our Company over the short and longer terms. We have a strong management team - as demonstrated by its track record over the past three years. We have a unique combination of assets, which provides us with competitive advantages in an evolving landscape. Over time, we think the benefits of this structure will be reflected in the market value of our shares.

Our Board of Directors and senior management are confident that we're on the right course to provide a highly attractive return, while building enduring value for all of our shareholders. We believe that - by continuing to manage and grow our businesses as effectively as any of our competitors, and by allocating our capital prudently with a view to maximizing returns to shareholders - we will be rewarded in the marketplace.

As always, we will keep you informed of our progress. For more information and updates, please go to the new "Building Value" area on our Web site: http://www.timewarner.com/buildingvalue.


Sincerely,

/s/ Richard D. Parsons

Richard D. Parsons
Chairman of the Board
and Chief Executive Officer

                              IMPORTANT INFORMATION

Time Warner Inc. ("Time Warner") plans to file with the Securities and Exchange Commission (the "SEC") and mail to its stockholders a Proxy Statement in connection with its 2006 Annual Meeting, and advises its security holders to read the Proxy Statement relating to the 2006 Annual Meeting when it becomes available, because it will contain important information. Security holders may obtain a free copy of the Proxy Statement and other documents (when available) that Time Warner files with the SEC at the SEC's Web site at www.sec.gov. The Proxy Statement and these other documents may also be obtained free from Time Warner by directing a request to Time Warner Inc., ATTN: Investor Relations, One Time Warner Center, New York, NY 10019-8016, or to D.F. King & Co., Inc. by toll-free telephone at 1-800-431-9643, by e-mail at TimeWarnerInfo@dfking.com, or by mail at 48 Wall Street, New York, NY 10005.




                   CERTAIN INFORMATION REGARDING PARTICIPANTS

Time Warner, its directors and named executive officers may be deemed to be participants in the solicitation of Time Warner's security holders in connection with its 2006 Annual Meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Time Warner's Annual Report on Form 10-K for the year ended December 31, 2004 and its proxy statement dated April 4, 2005, each of which is filed with the SEC.


To the extent holdings of Time Warner securities have changed since the amounts printed in the proxy statement, dated April 4, 2005, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC, except in regard to the following changes, which will be reported on Annual Statements of Changes in Ownership on Form 5: Mr. Turner, who made gifts in 2005 of an aggregate 3,263,296 shares of common stock, and Mr. Barksdale, who in 2005 inherited 236,892 shares of common stock. Such changes in ownership were not required to be reported earlier and will be reported on Annual Statements of Changes in Ownership on Form 5, to be filed with the SEC no later than February 14, 2006.







                                      # # #

                                                                       EXHIBIT 3

To:         Time Warner Colleagues

From:       Dick Parsons

Date:       February 7, 2006

Re:         Icahn/Lazard Proposal

As you may know, this afternoon Carl Icahn and Lazard Ltd., led by Bruce Wasserstein, announced a proposal regarding Time Warner. You may be seeing more about this in the press over the coming days, so let me give you some background to put it in perspective.

Over the past three years, our Board of Directors and senior management, along with our outside financial advisers, have regularly reviewed a wide range of strategic alternatives for our company. As a result of those efforts, we have been pursuing a strategy that is designed to create the greatest value for our shareholders.

Under that strategy, we have reshaped our collection of businesses to focus on those where we have industry-leading positions, promising growth opportunities and attractive returns. This has meant expanding in some areas and divesting ourselves of other businesses.

We have also managed our businesses better than anyone else in our industries - whether measured by financial performance or the quality of the products and services we provide. Our businesses have delivered solid financial performance as well as received innumerable accolades. In addition, we have taken advantage of the relationships among our various businesses to pioneer new offerings, and we are focusing even more of our efforts to sustain our industry leadership in an increasingly digital world.

Finally, we have focused on allocating our capital in a disciplined way to deliver value for our shareholders. We have not only invested in our businesses, but also returned value directly to our shareholders through the dividend and $12.5 billion share repurchase programs we announced last year.

We are on the right track. The company is delivering. Nevertheless, consistent with both our fiduciary duty and our company's practice of reviewing a wide array of strategic alternatives, we will study the recent Icahn/Lazard proposal carefully and thoroughly. We'll have more to say about its specifics in due course.

Of course, I'll keep you fully informed. In the meantime, the best thing that all of us can do is to stay focused on our jobs. Thanks again for your support and hard work.

Dick Parsons

P.S. For more information, please read the letter below that we are sending to our shareholders. In addition, we have set up a section at our company's Web site - www.timewarner.com/buildingvalue - to cover our continuing efforts to build value for our shareholders.


                                      # # #




February 7, 2006

Dear Fellow Shareholders,

Time Warner's Board of Directors and senior management are committed to moving your company forward with one clear priority: delivering value for you, our shareholders. We took yet another step last week in delivering on our commitment with the strong financial and operational results we reported for the fourth quarter and full year 2005.

You may have recently heard something about Carl Icahn, who is leading a handful of hedge funds, and his proposal to break up Time Warner. You also may know that Mr. Icahn is paying an investment banking firm, Lazard Ltd., led by Bruce Wasserstein, and a one-time media company executive, Frank Biondi, to promote his proposal for your company.

As we would do with respect to any shareholder, we will study the Icahn/Lazard proposal carefully and thoroughly, and then report back to you our findings, conclusions and recommendations. But rest assured that, during this process, we will continue to be focused on running the company and delivering the best possible results for you - just as we did during 2005.

2005: A Year of Very Solid Performance

We delivered a very solid financial performance in 2005, led by double-digit earnings growth at Time Warner Cable and our networks businesses. The across-the-board strength in our businesses enabled us to meet all of our full-year objectives.

Our businesses also made significant operational progress in 2005 to extend their industry leadership and lay the groundwork for future growth. For example:

o Time Warner Cable set the industry standard with its record-breaking subscriber growth across every one of its product lines - ending 2005 with over 1 million subscribers for its Digital Phone service, its newest product offering.

o Time Warner was once again the leading producer of filmed entertainment in the world. Led by Warner Bros., our studios topped the industry in domestic and international box office, domestic home video sales and television programming.

o The Turner entertainment networks TNT and TBS each once again ranked #1 in their respective key audiences among advertising-supported cable networks.

o HBO remained the preeminent premium television network with the best original television programming in the world.

o Time Inc. continued to lead all magazine publishers in readership and advertising share in the U.S.

o And AOL improved its competitiveness by launching AOL.com and expanding its strategic alliance with Google.


2006: Continuing to Grow

As a result of our confidence in our management teams, business operations and their competitive positions, the 2006 outlook for our businesses calls for us to continue to grow our earnings, while keeping our balance sheet strong and costs in tight control. Among our initiatives for the company in the coming year are:

First, we will continue to advance the leading competitive positions of all of our businesses in an increasingly digital landscape.

Each of our businesses is a leader today because it has continually anticipated change and adapted accordingly. With convergence in the media business finally underway, we are ready for it. In 2006, I expect all of our media businesses to allocate more resources and focus toward making our great content and brands even more relevant in a digital environment. With effective execution, we will turn what may seem like challenges to some into real opportunities for us.

Second, we will enhance AOL's competitive profile and take even greater advantage of continuing strong trends toward online media.

During the past three years, AOL stabilized its finances and operations. And now we are working to create value at AOL through both its subscription and advertising business initiatives. AOL's recently announced broadband deals are significant steps in moving the AOL broadband subscription business forward. And AOL's enhanced Google relationship will both drive more traffic to AOL's online properties and increase the capabilities of AOL's advertising sales force.

Third, we will stay focused on completing the acquisition and integration of the new cable systems from Adelphia and Comcast - enhancing Time Warner Cable's prospects for value creation.

As I mentioned above, we had outstanding operating results at Time Warner Cable in 2005. The subscriber trends continue to be very powerful - reinforcing our confidence in the strategy behind our pending Adelphia and Comcast transactions, which we expect to close during the second quarter of this year.

Our cable business is exceptionally well-positioned over the next three to five years, and we have every expectation that it will be a far more resilient business than the investment community seems to expect, given current trading valuations. Going forward, we will invest in this business to capitalize fully on technological and consumer trends that we believe are constantly improving the cable industry's competitive position and increasing its value.

Finally, we will drive incremental returns to shareholders through the efficient allocation of our capital.

Last summer, we announced a $5 billion share repurchase program. Then, in early November, we increased our share repurchase program to $12.5 billion - one of the largest buybacks ever. To date, in total, we have purchased approximately $3 billion worth of our stock.

Given the current price of Time Warner stock, we have decided to repurchase our stock even more aggressively. At current price levels, we expect to roughly double the pace of our repurchases over the next three months. We see our stock at these prices as a very attractive investment for our capital; however, we will maintain our previously stated comfort level of leverage of around 3x debt to earnings.


The Right Plan for Shareholders

Our 2005 strategy delivered excellent results, with one glaring exception - our current stock price. As you know, media companies, in general, as well as the cable industry, have traded down over the past year, largely because of questions about their future growth prospects.

I can't speak for the entire industry, but I can tell you that, from Time Warner's perspective, we are very confident about the health of our Company over the short and longer terms. We have a strong management team - as demonstrated by its track record over the past three years. We have a unique combination of assets, which provides us with competitive advantages in an evolving landscape. Over time, we think the benefits of this structure will be reflected in the market value of our shares.

Our Board of Directors and senior management are confident that we're on the right course to provide a highly attractive return, while building enduring value for all of our shareholders. We believe that - by continuing to manage and grow our businesses as effectively as any of our competitors, and by allocating our capital prudently with a view to maximizing returns to shareholders - we will be rewarded in the marketplace.

As always, we will keep you informed of our progress. For more information and updates, please go to the new "Building Value" area on our Web site: http://www.timewarner.com/buildingvalue.

Sincerely,

Richard D. Parsons
Chairman of the Board
and Chief Executive Officer

                              IMPORTANT INFORMATION

Time Warner Inc. ("Time Warner") plans to file with the Securities and Exchange Commission (the "SEC") and mail to its stockholders a Proxy Statement in connection with its 2006 Annual Meeting, and advises its security holders to read the Proxy Statement relating to the 2006 Annual Meeting when it becomes available, because it will contain important information. Security holders may obtain a free copy of the Proxy Statement and other documents (when available) that Time Warner files with the SEC at the SEC's Web site at www.sec.gov. The Proxy Statement and these other documents may also be obtained free from Time Warner by directing a request to Time Warner Inc., ATTN: Investor Relations, One Time Warner Center, New York, NY 10019-8016, or to D.F. King & Co., Inc. by toll-free telephone at 1-800-431-9643, by e-mail at TimeWarnerInfo@dfking.com, or by mail at 48 Wall Street, New York, NY 10005.

                   CERTAIN INFORMATION REGARDING PARTICIPANTS

Time Warner, its directors and named executive officers may be deemed to be participants in the solicitation of Time Warner's security holders in connection with its 2006 Annual Meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Time Warner's Annual Report on Form 10-K for the year ended December 31, 2004 and its proxy statement dated April 4, 2005, each of which is filed with the SEC.

To the extent holdings of Time Warner securities have changed since the amounts printed in the proxy statement, dated April 4, 2005, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC, except in regard to the following changes, which will be reported on Annual Statements of Changes in Ownership on Form 5: Mr. Turner, who made gifts in 2005 of an aggregate 3,263,296 shares of common stock, and Mr. Barksdale, who in 2005 inherited 236,892 shares of common stock. Such changes in ownership were not required to be reported earlier and will be reported on Annual Statements of Changes in Ownership on Form 5, to be filed with the SEC no later than February 14, 2006.